Exhibit 10.4
SECURITY AGREEMENT

Date:   February 19, 2008

THIS SECURITY AGREEMENT (hereinafter, this “Agreement”) is made by and between

FIFTH STREET MEZZANINE PARTNERS II, L.P., a Delaware limited partnership (the “Secured Party”),

and

PET DRX CORPORATION, a Delaware Corporation, BAY AREA VETERINARY SPECIALIST, INC., a California corporation and BRADSHAW VETERINARY CLINIC, INC., a California corporation (jointly and severally, individually and collectively, “Debtor”), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

W I T N E S S E T H:

ARTICLE 1.         DEFINITIONS

All capitalized terms used herein shall have the meanings set forth in that certain Credit Agreement dated March 29, 2007 by and between Secured Party and XLNT Veterinary Care, Inc., a Delaware corporation (“Lead Borrower”) and each of the other Borrowers named therein (collectively, “Original Borrower”), as amended by that certain First Amendment to Credit Agreement and Loan Documents of even date hereof by and among Original Borrower, Debtor and Secured Party (collectively, the “Loan Agreement”).  In addition, as herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

“Account Debtor” has the meaning given that term in the Code.

“Agreement” is defined in the Preamble.

“Chattel Paper” has the meaning given that term in the Code.

“Collateral” is defined in Section 2.1.

“Contract Rights” includes, without limitation, “contract rights” as now or formerly defined in the Code and also any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

“Costs of Collection” includes, without limitation, all attorneys’ reasonable fees and reasonable out-of-pocket expenses incurred by the Secured Party’s attorneys (including in-house counsel), accounting, consulting, brokerage or other similar professional fees or expenses, and all reasonable costs incurred by the Secured Party in the administration of the Obligations and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Secured Party, which costs and expenses are directly or indirectly related to or in respect of the Secured Party’s: administration and management of the Obligations; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Obligations, and/or the Secured Party’s Rights and Remedies and/or any of the Secured Party’s rights and remedies against or in respect of any guarantor or other person liable in respect of the Obligations (whether or not suit is instituted in connection with such efforts).  The Costs of Collection are Obligations, and at the Secured Party’s option may bear interest at the highest post-default rate which the Secured Party may charge the Debtor hereunder as if such had been lent, advanced, and credited by the Secured Party to, or for the benefit of, the Debtor.

“Debtor” is defined in the Preamble.

“Deposit Account” has the meaning given that term in the Code.

“Documents” has the meaning given that term in the Code.

“Documents of Title” has the meaning given that term in the Code.

“Financial Asset” has the meaning given that term in the Code.

“Goods” has the meaning given that term in the Code.

“Letter-of-Credit Right” has the meaning given that term in Code and also refers to any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Payment Intangible” as defined in the Code and also any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Proceeds” include, without limitation, “Proceeds” as defined in the Code, and each type of property described in Section 2.1.

“Receivables Collateral”: the Debtor’s Accounts, Accounts Receivable, Contract Rights, General Intangibles, Payment Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Securities, letters of credit for the benefit of the Debtor, and bankers’ acceptances held by the Debtor, and any rights to payment.

“Secured Party” is defined in Preamble.

“Secured Party’s Rights and Remedies” is defined in Section 6.6.

“Securities” has the meaning given that term in the Code.

“Supporting Obligation” has the meaning given that term in the Code and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Transfer” is defined in Section 4.1.

ARTICLE 2.         GRANT OF SECURITY INTEREST

2.1           Grant of Security Interest.  To secure the Debtor’s prompt, punctual, and faithful performance of all and each of the Obligations, the Debtor hereby grants to the Secured Party a continuing security interest in and to, and assigns to the Secured Party, the following, and each item thereof, whether now owned or now due, or in which the Debtor has an interest, or hereafter acquired, arising, or to become due, or in which the Debtor obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Secured Party may in the future be granted a security interest, is referred to herein as the “Collateral”): All assets of the Debtor, including, without limitation, all Accounts and accounts receivable; Inventory; Contract Rights; Instruments; Deposit Accounts; General Intangibles; Letter of Credit Rights, Payment Intangibles, Supporting Obligations, Investment Property; Equipment; Goods; Securities; Documents; Documents of Title; Fixtures; Chattel Paper; Financial Assets, policies and certificates of insurance, money, cash, or other property; all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing; all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing including the right of stoppage in transit all books, records, and information relating to the Collateral and/or to the operation of the Debtor’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

2.2           Commercial Tort Claims. If the Debtor shall at any time acquire a commercial tort claim, the Debtor shall promptly notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

2.3           Extent and Duration of Security Interest. The within grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Debtor to the Secured Party and shall continue in full force and effect applicable to all Obligations until all Obligations have been paid and/or satisfied in full.

2.4           Authorization to File.  The Debtor hereby authorizes the Secured Party to file financing statements, without notice to the Debtor, with all appropriate jurisdictions in order to perfect or protect the Secured Party’s interest or rights hereunder, which financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in the Secured Party’s discretion.

ARTICLE 3.         REPRESENTATIONS, WARRANTIES AND COVENANTS

The Debtor, in addition to all other representations, warranties and covenants made by the Debtor in any other Loan Document, makes those covenants included in this Agreement.  To induce Secured Party to enter into the Loan Documents and to make the Loan, Debtor represents, warrants and covenants to Secured Party that:

3.1           Due Organization  Authorization; No Conflicts.

(a)           The Debtor presently is and shall hereafter remain in good standing in its jurisdiction of formation and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Debtor’s assets or operation of the Debtor’s business, such qualification may be necessary, except where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

(b)           The Debtor has all requisite power and authority to execute and deliver to the Secured Party all and singular the Loan Documents to which the Debtor is a party and has and will hereafter retain all requisite corporate power to perform all and singular the Obligations.

(c)           The Loan Documents have been duly executed and delivered by Debtor and are the legal, valid and binding obligations of the Debtor, enforceable against the Debtor in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

3.2           Additional Assurances.  The Debtor shall execute and deliver to the Secured Party such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Secured Party may reasonably request to carry into effect the provisions and intent of this Agreement and to comply with all applicable statutes and laws.  The Debtor shall execute all such instruments as reasonably may be required by the Secured Party with respect to the recordation and/or perfection of the security interests created herein.

ARTICLE 4.         NEGATIVE COVENANTS

Debtor covenants and agrees that Debtor will not do any of the following:

4.1           Dispositions.  Convey, sell, lease, transfer or otherwise dispose of (collectively, a “Transfer”), all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Debtor in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business; (iv) of worn-out or obsolete equipment; or (v) permitted by Section 3.7 of the Credit Agreement.

4.2           Location of Collateral.  The Debtor hereby certifies that no Collateral is in the possession of any third party bailee (such as at a warehouse).  In the event that the Debtor, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Debtor shall use reasonable best efforts to secure in writing from such bailee an acknowledgment that the bailee is holding such Collateral for the benefit of the Secured Party.

ARTICLE 5.         EVENTS OF DEFAULT

Upon the occurrence of any Event of Default, all Obligations of the Debtor to the Secured Party shall become immediately due and payable, at the option of the Secured Party and without notice or demand.  The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Secured Party and the Debtor and instruments and papers given the Secured Party by the Debtor, whether such agreements, instruments, or papers now exist or hereafter arise.

ARTICLE 6.         RIGHTS AND REMEDIES UPON DEFAULT

In addition to all of the rights, remedies, powers, privileges, and discretions which the Secured Party is provided under the Loan Documents or applicable law prior to the occurrence of an Event of Default, the Secured Party shall have the following rights and remedies upon the occurrence and during the continuance of any Event of Default.

6.1           Rights of Enforcement. The Secured Party shall have all of the rights and remedies of a secured party upon default under the Code, in addition to which the Secured Party shall have all and each of the following rights and remedies:

(a)           To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

(b)           To apply the Receivables Collateral or the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Obligations.

(c)           To take possession of all or any portion of the Collateral.

(d)           To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Secured Party reasonably deems necessary and with or without the taking of possession of any of the Collateral.

(e)           To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

(f)           To apply to the Obligations any balances and deposits in any Deposit Accounts of the Debtor which the Secured Party holds or is in control of.

6.2           Sale of Collateral.

(a)           Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Secured Party deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Secured Party’s disposition of the Collateral.

(b)           Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Secured Party shall provide the Debtor with such notice as may be practicable under the circumstances), the Secured Party shall give the Debtor at least ten  (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made.  The Debtor agrees that such written notice shall satisfy all requirements for notice to the Debtor which are imposed under the Code or other applicable law with respect to the Secured Party’s exercise of the Secured Party’s rights and remedies upon default.

(c)           The Secured Party may purchase the Collateral, or any portion of it at any sale held under this Article.

(d)           The Secured Party shall apply the proceeds of any exercise of the Secured Party’s Rights and Remedies under this Article towards the Obligations in such manner, and with such frequency, as the Secured Party determines.

6.3           Occupation of Business Location. In connection with the Secured Party’s exercise of the Secured Party’s rights under this Article, the Secured Party may enter upon, occupy, and use any premises owned or occupied by the Debtor, and may exclude the Debtor from such premises or portion thereof as may have been so entered upon, occupied, or used by the Secured Party.  The Secured Party shall not be required to remove any of the Collateral from any such premises upon the Secured Party’s taking possession thereof, and may render any Collateral unusable to the Debtor.  In no event shall the Secured Party be liable to the Debtor for use or occupancy by the Secured Party of any premises pursuant to this Article, nor for any charge (such as wages for the Debtor’s employees and utilities) incurred in connection with the Secured Party’s exercise of the Secured Party’s Rights and Remedies.

6.4           Grant of Nonexclusive License. The Debtor hereby grants to the Secured Party a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, tradename, logo, or the like in which the Debtor now or hereafter has rights, such license being with respect to the Secured Party’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

6.5           Assembly of Collateral. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at the Debtor’s sole risk and expense at a place or places which are reasonably convenient to both the Secured Party and Debtor.

6.6           Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Secured Party hereunder (herein, the “Secured Party’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Secured Party in exercising or enforcing any of the Secured Party’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Secured Party of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Secured Party’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Secured Party and any person, at any time, shall preclude the other or further exercise of the Secured Party’s Rights and Remedies.  No waiver by the Secured Party of any of the Secured Party’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  All of the Secured Party’s Rights and Remedies and all of the Secured Party’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Secured Party at such time or times and in such order of preference as the Secured Party in its sole discretion may determine.  The Secured Party’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations.

ARTICLE 7.         GENERAL

7.1           Successors and Assigns. This Agreement shall be binding upon the Debtor and the Debtor’s representatives, successors and assigns and shall inure to the benefit of the Secured Party and the Secured Party’s successors and assigns; provided, however, no trustee or other fiduciary appointed with respect to the Debtor shall have any rights hereunder.

7.2           Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

7.3           Integration; Amendments; Course of Dealing.  This Agreement and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement and the other Loan Documents.  All prior or contemporaneous promises, agreements and understandings, whether oral or written, express or implied, are deemed to be superceded by this Agreement and the other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Agreement and the other Loan Documents.  No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof.  This Agreement may not be amended or modified except by a written instrument describing such amendment or modification executed by Debtor and Secured Party.  No failure by the Secured Party to give notice to the Debtor of the Debtor’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

7.4           Power of Attorney.  The Debtor hereby irrevocably constitutes and appoints the Secured Party (acting through any officer of the Secured Party) as  Debtor’s true and lawful attorney, with full power of substitution, following the occurrence and during the continuation of an Event of Default. The rights and powers granted the Secured Party by this appointment include but are not limited to the right and power to: (i) prosecute, defend, compromise, or release any action relating to the Collateral; (ii) sign change of address forms to change the address to which the Debtor’s mail is to be sent to such address as the Secured Party shall designate; receive and open the Debtor’s mail; (iii) endorse the name of the relevant Debtor in favor of the Secured Party upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Debtor on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral; (iv) sign the name of the Debtor on any notice to the Debtor’s Account Debtors or; sign the Debtor’s name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts; (v) take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which the Debtor is a beneficiary; (vi) repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Debtor and (vii) use, license or transfer any or all General Intangibles of the Debtor.  In connection with all powers of attorney described above, the Debtor hereby grants unto the Secured Party (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Debtor might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.  No power of attorney set forth above shall be affected by any disability or incapacity suffered by the Debtor and each shall survive the same.   All powers conferred upon the Secured Party herein, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Secured Party.  Notwithstanding anything herein to the contrary, Debtor hereby appoints Secured Party its power of attorney to sign Debtor’s name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Secured Party is under no further obligation to make loans or advances hereunder.

7.5           Secured Party’s Costs and Expenses. The Debtor shall pay on demand all Costs of Collection and all reasonable expenses of the Secured Party in connection with the preparation, execution, and delivery of this Agreement, and any and all documents, instruments and agreements delivered to the Secured Party in connection herewith, whether evidencing the Obligations, or granting the Secured Party certain rights with respect to the Debtor, or its shares of stock, and of any Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Secured Party in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Obligations.

7.6           Copies and Facsimiles. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished the Secured Party may be reproduced by the Secured Party by any photographic, microfilm, xerographic, digital imaging, or other process, and the Secured Party may destroy any document so reproduced.  Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.7           New York Law.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  DEBTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE DEBTOR AND SECURED PARTY PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED THAT DEBTOR AND  SECURED PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY.  DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND DEBTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTOR AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF DEBTOR’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

7.8           Right of Set-Off.  Debtor and any guarantor hereby grant to Secured Party, a lien, security interest and right of setoff as security for all Obligations and obligations to Secured Party, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Secured Party or any entity under the control of the Secured Party and its successors and assigns or in transit to any of them.  At any time, without demand or notice (any such notice being expressly waived by Debtor), Secured Party may set off the same or any part thereof and apply the same to any liability or obligation of Debtor and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE SECURED PARTY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE DEBTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

7.9           Waivers.

(a)           The Debtor (and all guarantors, endorsers, and sureties of the Obligations) make each of the waivers included in Subsection (b), below, knowingly, voluntarily, and intentionally, and understands that the Secured Party, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Debtor as provided herein, whether now or in the future, is relying on.

(b)           THE DEBTOR, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY KNOWINGLY, VOLUNTARILY AND INTEN-TIONALLY WAIVE THE FOLLOWING:

(i)           Except as otherwise specifically required hereby or by any other Loan Document, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Obligations.

(ii)           Except as otherwise specifically required hereby or by any other Loan Document, the right to notice and/or hearing prior to the Secured Party’s exercising of the Secured Party’s rights upon the occurrence and continuation of an Event of Default.

(iii)           DEBTOR AND SECURED PARTY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE SECURED PARTY OR IN WHICH THE SECURED PARTY IS JOINED AS A PARTY LITIGANT), INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF SECURED PARTY RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY LAW, DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

This Security Agreement is executed as of the date first written above.

                                        “Debtor”

                                        PET DRX CORPORATION,
                                        a Delaware Corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BAY AREA VETERINARY SPECIALISTS, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BRADSHAW VETERINARY CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        “Secured Party”

                                        FIFTH STREET MEZZANINE PARTNERS II, L.P.,
                                        a Delaware limited partnership

                                        By:          Fifth Street Mezzanine Partners II GP, LLC,
                            a Delaware limited liability company,
                                                    its general partner

                                                                                                                                        By: /s/ Bernard D. Berman
                                                                                                                                        Name: Bernard D. Berman
                                                        Title:   Executive Vice President and
                                                                    Secretary

Signature Page to
Security Agreement (Borrower)